UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION	20-2777218
(a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This Form 8-K/A amends the Form 8-K filed on November 22, 2013,  announcing the appointment of William E. Kennard to the Board of Directors (the “Board”) of Duke Energy Corporation (the “Company”), effective January 1, 2014.  At that time, it had not been determined on which committees of the Board Mr. Kennard would serve.

On December 10, 2013, the Board appointed Mr. Kennard to the Finance and Risk Management Committee of the Board, effective January 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: December 11, 2013	By:	/s/Julia S. Janson

	Name:	Julia S. Janson

	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary